                          AMENDED AND RESTATED LEASE


                                   between


                           MGI ONE PARK WEST, INC.,
                                 as Landlord


                                     and


                            AVID TECHNOLOGY, INC.,
                                  as Tenant






                             Dated: June 7, 1996

                              TABLE OF CONTENTS

                                                              PAGE

Article I - Reference Data..........................................1
   1.2     Exhibits.................................................2
   1.3     Amendment and Restatement of Lease.......................3

Article II - Premises, Term, Lease Year, Extension Options
           and Right of First Offer.................................3
   2.1     The Premises.............................................3
   2.2     Term.....................................................3
   2.3     Lease Year...............................................3
   2.4     Extension Options........................................3

Article III - Rent and Security Deposit.............................4
   3.1     Base Rent................................................4
   3.2     Additional Rent..........................................5
           3.2.1  Real Estate Taxes.................................5
           3.2.2  Insurance.........................................6
           3.2.3  Utilities.........................................8
   3.3     Net Lease................................................9
   3.4     Security Deposit.........................................9

Article IV - Condition of Premises; Covenants......................10
   4.1     Condition of Premises...................................10
   4.2     Affirmative Covenants...................................11
           4.2.1  Perform Obligations..............................11
           4.2.2  Use..............................................11
           4.2.3  Repair and Maintenance...........................11
           4.2.4  Compliance With Legal Requirements...............12
           4.2.5  Payment for Tenant's Work........................13
           4.2.6  Indemnity........................................13
           4.2.7  Landlord's Right to Enter........................13
           4.2.8  Personal Property at Tenant's Risk...............13
           4.2.9  Yield Up.........................................14
           4.2.10 Hazardous Materials..............................14
           4.2.11  Safety Appliances; Licenses.....................17
           4.2.12 Personal Property Taxes..........................17
   4.3     Negative Covenants......................................17
           4.3.1  Overloading, Nuisance, etc.......................17
           4.3.2  Installation, Alterations or Additions...........17

Article V - Assignment and Subletting..............................19
   5.1     General Prohibition of Assignment and Subletting........19
   5.2     Terms Governing Assignments and Subleases...............20
   5.3     No Waiver or Release....................................20

Article VI - Signs and Furnishings.................................21
   6.1     Signage.................................................21
   6.2     Floor Load; Deliveries..................................21

Article VII - Entry by Landlord....................................21

Article VIII - Interruption of Services............................21

Article IX -Liability of Landlord..................................22
   9.1     Limitation of Liability.................................22
   9.2     No Right of Set-Off.....................................22
   9.3     Nonrecourse.............................................22

Article X - Damage or Destruction..................................22
   10.1    Restoration or Termination..............................22
   10.2    Tenant's Personal Property..............................23
   10.3    Right to Terminate Within Last Two Years of Lease Term..23
   10.4    Restoration as a Result of Minor Loss...................24
   10.5    Restoration in the Event of Major Damage................24

Article XI - Condemnation..........................................25
   11.1    Taking..................................................25
   11.2    Awards..................................................25

Article XII - Default by Tenant; Remedies..........................26
   12.1    Default.................................................26
   12.2    Landlord's Right to Terminate...........................27
   12.3    Rent Reserved...........................................27
   12.4    Bankruptcy Provisions...................................28
   12.5    Cumulative Remedies.....................................30
   12.6    No Waiver...............................................30
   12.7    Landlord's Right To Self-Help...........................31
   12.8    Late Charge.............................................31

Article XIII - Holding Over........................................31

Article XIV - Covenants of Landlord................................32
   14.1    Quiet Enjoyment.........................................32

Article XV - Rights of Mortgagee...................................32
   15.1    Definition of Mortgage..................................32
   15.2    Lease Subordinate-Superior..............................32

Article XVI - General Provisions...................................33
   16.1    No Representations; No Mortgage.........................33
   16.2    No Partnership or Joint Venture.........................33
   16.3    Brokerage...............................................34
   16.4    Estoppel Certificate....................................34
   16.5    Cost of Enforcement.....................................34
   16.6    Notice..................................................34
   16.7    Partial Invalidity......................................35
   16.8    Gender..................................................35
   16.9    Bind and Inure..........................................35
   16.10   Entire Agreement........................................35
   16.11   Applicable Law..........................................35
   16.12   Headings................................................35
   16.13   Not An Offer............................................36
   16.14   Time Is of the Essence..................................36
   16.15   Multiple Counterparts...................................36
   16.16   Notice of Lease.........................................36
   16.17   Waiver of Jury Trial....................................36
   16.18   Future Development......................................36
   16.19   Exhibits................................................37

EXHIBIT A - Legal Description of Land..............................39

EXHIBIT B - Brokers' Determination of Prevailing Market Rent.......40

EXHIBIT C - Tenant's Right of First Offer..........................42

EXHIBIT D - Hazardous Materials....................................43

EXHIBIT E - Location of New Building...............................44

                         One Park West, Tewksbury, MA

                          AMENDED AND RESTATED LEASE
                              dated June 7, 1996


                          ARTICLE I -- REFERENCE DATA

      1.1 SUBJECTS REFERRED TO. Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Article:

1.1.1    LANDLORD:                  MGI One Park West, Inc., a Massachusetts
                                    corporation

1.1.2    LANDLORD'S
         ADDRESS:                   c/o MGI Properties
                                    30 Rowes Wharf
                                    Boston, Massachusetts 02110

1.1.3    TENANT:                    Avid Technology, Inc., a Delaware
                                    corporation

1.1.4    TENANT'S ADDRESS:          One Park West
                                    Tewksbury, Massachusetts 01876

1.1.5    LEASE
         COMMENCEMENT DATE:         The date this Lease is executed.

1.1.6    BASE RENT COMMENCEMENT
         DATE:                      The Lease Commencement Date.

1.1.7    LAND:                      The land more particularly described in
                                    EXHIBIT A attached hereto upon which the Building is located.

1.1.8    BUILDING:                  The building and other improvements,
                                    commonly known as One Park West,
                                    Tewksbury, Massachusetts, which building contains approximately 140,000 rentable square feet.

1.1.9    PREMISES:                  The  Land   and  the   Building,
                                    together with all improvements  from time to
                                    time made  thereon  during  the term of this
                                    Lease.
1.1.10   INITIAL TERM:              Fourteen (14) years and thirty (30) days,
                                    plus any partial calendar month
                                    immediately following the Lease
                                    Commencement Date.

1.1.11   ANNUAL BASE RENT:          The following schedule of rents is to be
                                    on a triple net basis:

LEASE YEARS                                       ANNUAL BASE RENT

Lease Commencement Date - June 30, 1996                $945,000.00
July 1, 1996 - June 30, 1997                           $968,800.00
July 1, 1997 - June 30, 1998                         $1,069,600.00
July 1, 1998 - June 30, 2000                         $1,160,600.00
July 1, 2000 - June 30, 2002                         $1,236,200.00
July 1, 2002 - June 30, 2005                         $1,379,000.00
July 1, 2005 - June 30, 2010                         $1,460,200.00

1.1.12   PERMITTED USES:            General office, research and development,
                                    light manufacturing and ancillary uses,
                                    such as an employee cafeteria and
                                    employee health facility.

1.1.13   INITIAL COMMERCIAL
         GENERAL LIABILITY
         INSURANCE BY
         TENANT: Personal Injury, Bodily Injury and Property Damage Limits - $5,000,000 each occurrence.

1.1.14   SECURITY DEPOSIT:          $167,100.

1.1.15   CPI:                       The Consumer Price Index [All Urban
                                    Consumers] (base year 1982-1984 = 100)
                                    for the Boston SMSA published by the
                                    Bureau of Labor Statistics, U.S.
                                    Department of Labor.  If the CPI is
                                    changed so that the base year differs
                                    from that in effect as of the date of
                                    this Lease, the CPI shall be converted in accordance with the conversion factor published by the Bureau of Labor
                                    Statistics.  If the CPI is discontinued
                                    or revised during the Lease Term, such
                                    other government index or computation
                                    with which it is replaced shall be used
                                    in order to obtain substantially the same result as would be obtained if the CPI had not been discontinued or revised.

   1.2      EXHIBITS.  There are incorporated as a part of this Lease:

      EXHIBIT A - Description of the Land

      EXHIBIT B - Brokers Determination of Prevailing Market Rent

      EXHIBIT C - Tenant's Right of First Offer

      EXHIBIT D - Hazardous Materials

      EXHIBIT E - Location of New Building Area

   1.3 AMENDMENT AND RESTATEMENT OF LEASE. This Lease amends and restates a certain Lease dated April 20, 1992 by and between Metropolitan Life Insurance Company and Tenant, as amended by (i) a First Amendment to Lease dated September 21, 1992, (ii) a Second Amendment to Lease dated March 17, 1994, and (iii) a Third Lease Amendment dated as of March 6, 1996, in its entirety.

ARTICLE II - PREMISES, TERM, LEASE YEAR, EXTENSION OPTIONS AND RIGHT OF FIRST
                                    OFFER

   2.1 THE PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the Term, as defined in Section 1.1, as it may be extended or terminated hereunder (the "Lease Term"), and upon the terms, conditions, covenants and agreements herein provided, the Premises. The Premises are demised subject to and together with the benefit of all easements, rights of way, privileges and conditions applicable thereto. No easement for light, air or view is included or appurtenant to the Premises, and any diminution or shutting off of light, air or view by any structure which may hereafter be erected shall in no way offset this Lease or impose any liability on Landlord; provided, however, that nothing in this sentence shall be construed as reserving to Landlord any right to further develop the Premises during the Lease Term.

   2.2 TERM. Tenant shall have and hold the Premises for a period commencing on the Lease Commencement Date, continuing for the balance of the month in which the Lease Commencement Date occurs, and continuing until June 30, 2010 (the "Term"), unless the Term is terminated earlier in accordance with the provisions of this Lease. Promptly after the Lease Commencement Date is ascertained
Landlord and Tenant shall execute, in recordable form, a written declaration setting forth the Lease Commencement Date and the date upon which the Lease Term will expire.

   2.3 LEASE YEAR. "Lease Year" shall mean, in the case of the first Lease Year, the period between the Lease Commencement Date and June 30, 1996, plus the twelve (12) full calendar months commencing on July 1, 1996. Thereafter, "Lease Year" shall mean such successive twelve (12) calendar month period following the expiration of the first Lease Year during the Lease Term. If this Lease ends on a day other than the last day of a Lease Year (as defined above), the last Lease Year shall end on the termination date.

   2.4 EXTENSION OPTIONS. Provided that at the time of exercise of each of the herein described options to extend (each, an "Extension Option") (i) Tenant is not in default after applicable notice and grace period of any of its obligations hereunder, and (ii) this Lease is still in force and effect, Tenant shall have the right to extend the Initial Term hereof upon all of the same terms, conditions, covenants and agreements herein contained (except for the Annual Base Rent which shall be adjusted during the applicable extension periods as hereinafter set forth) for two (2) successive periods of five (5) years each as hereinafter set forth. Each option period is sometimes herein referred to as an "Extended Term."

   If Tenant desires to exercise the Extension Option, then Tenant shall give notice to Landlord, not earlier than fifteen (15) months nor later than twelve
(12) months prior to the expiration of the then applicable Lease Term of Tenant's request for Landlord's "Proposed Annual Rent" for the applicable Extended Term. If at the expiration of thirty (30) days after the date when
Landlord receives Tenant's written request as aforesaid (the "Negotiation Period"), Landlord and Tenant have not reached agreement on a determination of an annual rental for the applicable Extended Term and executed a written instrument setting forth the Annual Base Rent for the applicable Extended Term pursuant to such agreement, then either Landlord or Tenant shall have the right, for a period of ten (10) days following the expiration of the Negotiation Period, to make a request for a determination (the "Brokers' Determination") of the Prevailing Market Rent (as defined in Exhibit B) for the applicable Extended Term, which Brokers' Determination shall be made in the manner set forth in Exhibit B. Notwithstanding the provisions of this Section 2.4 and Exhibit B, the Annual Base Rent for the Extended Terms shall not be less than the sum of the Annual Base Rent for the fifteenth Lease Year plus $140,000.

   Upon the giving of notice by Tenant to Landlord exercising Tenant's then applicable Extension Option, the Lease Term in accordance with the provisions of this Section shall be extended, for the applicable Extended Term, without the necessity of the execution of any additional documents, except that Landlord and Tenant agree to enter into an instrument in writing setting forth the Annual Base Rent for the applicable Extended Term as determined in the relevant manner set forth in this Section; and in such event all references herein to the Lease Term or the term of this Lease shall be construed as referring to the Lease Term, as so extended, unless the context clearly otherwise requires, and except that there shall be no option to extend the Lease Term beyond the second Extended Term. Notwithstanding anything contained herein to the contrary, in no event shall Tenant have the right to extend the Initial Term more than one Extended Term at a time and, further, in no event shall the Lease Term hereof be extended for more than ten (10) years after the expiration of the Initial Term hereof. Time is of the essence with respect to the provisions of this Section.

                   ARTICLE III - RENT AND SECURITY DEPOSIT

   3.1 BASE RENT. Tenant covenants and agrees to pay to Landlord at the Landlord's Address, or such other place as Landlord may by notice in writing to Tenant from time to time direct during the Lease Term, Base Rent for the respective periods as set forth in Subsection 1.1 hereof in equal monthly installments, commencing on the Base Rent Commencement Date. All rental payments shall be made in advance on the first day of each calendar month included in the Lease Term and for any portion of a calendar month at the beginning or end of the Lease Term, at the applicable rate payable in advance for such portion.

   In the event any installment of Base Rent, Additional Rent or any other sum which becomes owing by Tenant to Landlord under the provisions hereof (collectively, "Rent") is not received within five (5) days after written notice from Landlord that the same is overdue (without in any way implying Landlord consents to such late payment), Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of Rent or such other sum owed, interest thereon at a rate (the "Rent Default Rate") equal to the lesser of (a) the Prime Rate on the date such payment is due plus four percent (4%) per annum or (b) the highest rate permitted by law, which interest shall begin to accrue as of the date such Rent or other sums owed is due pursuant to the terms of this Lease; provided, however, that if in any given period of twenty four (24) successive months, Tenant's monthly payment of Base Rent shall have been late on two (2) or more occasions, then if any subsequent installment of Base Rent shall not be paid on the date it is due, Tenant shall pay, in addition to said installment of Base Rent or such other sums owed, interest thereon at the Rent Default Rate immediately upon such payment being overdue (and Tenant shall not have the benefit of the aforementioned five (5) day notice and grace period in such instance). For purposes of this Lease, the Prime Rate shall mean the announced and published base lending rate of Bank of Boston, as such rate may change from time to time.

   3.2 ADDITIONAL RENT. In order that the Base Rent shall be absolutely net to Landlord, Tenant covenants and agrees to pay, as Additional Rent, all Real Estate Taxes (as defined in Subsection 3.2.1), insurance costs and utilities charges with respect to the Premises throughout the Lease Term, commencing on the Lease Commencement Date, as provided in this Section 3.2 as follows:

      3.2.1 REAL ESTATE TAXES. Tenant shall pay directly to the authority charged with collection thereof, all "Real Estate Taxes." For purposes of this Lease, Real Estate Taxes shall mean (a) all taxes, assessments (special or otherwise), levies, fees and all other government levies, exactions and charges of every kind and nature, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Lease Term, imposed or levied upon or assessed (1) against the Premises or any portion thereof or (2) against any Annual Base Rent, Additional Rent or other Rent of any kind or nature payable to Landlord by anyone on account of the ownership, leasing or operation of the Premises, or which arise on account of or in respect of the ownership, development, leasing, operation or use of the Premises or any portion thereof; (b) all gross receipts taxes or similar taxes imposed or levied upon, assessed against or measured by any Rent of any kind or nature or other sum payable to Landlord by anyone on account of the ownership, development, leasing, operation, or use of the Premises or any portion thereof; (c) all value added, use and similar taxes at any time levied, assessed or payable on account of the ownership, development, leasing, operation or use of the Premises or any portion thereof; and (iv) reasonable expenses of any proceeding for abatement of any of the foregoing items included in Real Estate Taxes.

      The amount of special taxes or special assessments included in Real Estate Taxes shall be limited to the amount of the installment (plus any interest) of such special tax or special assessment required to be paid during the year in respect of which such Real Estate Taxes are being determined. There shall be excluded from such Real Estate Taxes all income, estate, succession, inheritance and transfer taxes of Landlord; provided, however, that if at any time during the Lease Term, the present system of ad valorem taxation of real property shall be changed so that a capital levy, franchise, income, profits, sales, rental, use and occupancy, or other tax or charge shall in whole or in part be substituted for, or added to, such ad valorem tax and levied against, or be payable by, Landlord with respect to the Premises or any portion thereof, such tax or charge shall be included in the term Real Estate Taxes for the purposes of this Article. All Real Estate Taxes for any period commencing before or ending after the Lease Term shall be prorated, and Tenant shall be obligated to pay only the amount attributable to the portion of the period falling within the Lease Term. Landlord and Tenant shall each cooperate with the other on a reasonable basis to timely pay all Real Estate Taxes for any such period.

      If Tenant shall deem itself aggrieved by any such tax or charge and shall elect to contest the payment thereof, Tenant may make such payment under protest or if postponement of such payment does not jeopardize Landlord's title to the Premises, Tenant may postpone the same, provided that it shall secure such payment and the interest and penalties thereon by causing to be delivered to Landlord cash or other adequate security in form and amount reasonably satisfactory to Landlord. If Tenant files an abatement application, Tenant shall (i) promptly provide a copy thereof to Landlord,
   (ii) diligently pursue such application, (iii) keep Landlord informed of the status thereof in writing, (iv) with respect to claims relating to a tax year which falls entirely or partially within the last three Lease Years, not settle such claim without the prior written approval of Landlord (which shall not be unreasonably withheld or delayed), and (v) not dismiss such claim (other than in connection with a settlement which must first be approved by Landlord where required under the preceding clause) without first giving Landlord at least twenty (20) days' prior written notice and opportunity to assume the prosecution of such claim.

      Landlord shall have the right to file an application for abatement of taxes only if Tenant has not filed such an application by the date that is five (5) business days prior to the last day in which such an abatement application may be filed. Both Landlord and Tenant shall reasonably cooperate with the moving party in prosecuting any abatement.

      3.2.2 INSURANCE. Tenant shall, as Additional Rent, take out and maintain throughout the Lease Term the following insurance protecting Landlord, Tenant and any holder of a Mortgage on the Premises (a "Mortgagee"):

         3.2.2.1 Fire and extended "all risk" property coverage insurance in an amount at least equal to the full replacement cost of the Building on the Premises and sufficient to prevent the application of any co-insurance contributions on loss. The coverage shall include a "replacement cost" endorsement, with a waiver of depreciation, and an "increased costs of construction" endorsement. If necessary, the replacement cost shall, from time to time be determined by agreement or by appraisal by an accredited insurance appraiser which may be required by either party whenever three
      (3) years have elapsed since the last such agreement or appraisal, or since Alterations (as hereinafter defined) or additions increasing the replacement cost have been made, the cost thereof to be paid by the party requesting such appraisal. Such insurance shall include flood and earthquake coverage in an amount approved by Landlord in its reasonable discretion from time to time. Such insurance shall be subject only to such deductibles as are reasonably approved by Landlord from time to time. Such insurance shall also include rent continuation coverage for a period of not less than one (1) year in an amount of not less than the Base Rent and Additional Rent payable hereunder for the period of one (1) year next succeeding the date of damage or casualty. As of the Lease Commencement Date, Landlord approves flood and earthquake insurance in an amount of $1,500,000 with a $25,000 deductible.

         3.2.2.2 Comprehensive commercial general liability insurance insuring Landlord, Tenant and any Mortgagee against all claims and demands for any injury to person or property which may be claimed to have occurred on the Premises or on the sidewalk or ways adjoining the Premises including, without limitation easements and other appurtenant rights or obligations that benefit or burden the Premises, in amounts which shall be equal to the limits set forth in Section 1.1. Such limits may be carried under a combination of primary and excess insurance policies (subject to Landlord's reasonable approval).

         3.2.2.3 Comprehensive automobile liability insurance including personal injury and property damage in the amount of a combined single limit of $1,000,000 per occurrence. Coverage must include owned, leased, hired and non-owned vehicles.

         3.2.2.4 Workers compensation and industrial disease insurance with statutory limits.

         3.2.2.5 Employers liability insurance with limits of not less than $500,000.

         3.2.2.6 Any other insurance coverages commercially available from time to time and reasonably required by Landlord or any Mortgagee.

      Insurance policies required under Subsection 3.2.2.1 shall be issued in the names of Landlord, Tenant, and any Mortgagee, as their interests may appear, and shall provide that any proceeds shall be made payable to the Insurance Trustee provided for in Article X. Insurance policies required under Subsections 3.2.2.2 and 3.2.2.3 shall name Landlord and any Mortgagee as additional insureds. Policies for insurance required under the provisions of Subsections 3.2.2.1 through 3.2.2.6 shall be written on an occurrence basis, shall be obtained from responsible companies rated "A" or better by Best's Insurance Reports and having a "Best's Financial Size category of "IX" or better (or at Tenant's request, or if Best's Insurance Reports ceases to publish such insurance ratings, such company or companies as Landlord may reasonably approve in writing, and any such approval may be conditioned on any approved company meeting or continuing to meet appropriate qualifying standards) and qualified to do business in the Commonwealth of Massachusetts and in good standing therein and, in the case of insurance carried pursuant to Subsection 3.2.2.1, shall be payable first to Landlord or any Mortgagee. Tenant agrees to furnish Landlord, upon request, with a certified copy of each policy of all such insurance prior to the beginning of the term hereof and each renewal policy at least thirty (30) days prior to the expiration of the policy it renews. Tenant agrees to furnish Landlord with evidence reasonably satisfactory to Landlord that each installment of the premiums for each policy of such insurance have been fully paid prior to the date the same is due. Each such policy shall provide that it may not be canceled or amended without prior written notice to Landlord. In the event provision for any such insurance is to be by a blanket insurance policy, the policy shall allocate a specific and sufficient amount of coverage to the Premises and include an agreed amount clause. Adjustment of loss on any claims made against the insurance carried pursuant to Subsection 3.2.2.1 shall be made and the insurance proceeds shall be paid as provided in Article X.

      All insurance which is carried by either party with respect to the Premises, whether or not required (if either party so requests and it can be so written, and if it does not result in additional premium, or if the requesting party agrees to pay and does pay any additional premium), shall include provisions which either designate the other party as one of the insureds or deny the insurer acquisition by subrogation of rights of recovery against the other party to the extent such rights have been waived by the insured party prior to the occurrence of loss or injury, insofar as, and to the extent that such provisions may be effective without making it impossible to obtain insurance coverage from responsible companies qualified to do business in the Commonwealth of Massachusetts (even though extra premium may result therefrom). Each party shall be entitled to have duplicates or certificates of any policies containing such provisions. Each party hereby waives all rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing said provisions, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance.

      The  insurance  coverages in the minimum  amounts set forth in  Subsection
   1.1.13 or in this Subsection 3.2.2 shall be subject to increases from time to time as reasonably required by Landlord.

      3.2.3 UTILITIES. Tenant shall pay directly to the proper authorities charged with the collection thereof all charges for water, sewer, gas, electricity, cable, telephone and other utilities or services used or consumed on the Premises or in connection with easements and other appurtenant rights or obligations that benefit or burden the Premises for which the owner of the Premises is obligated to pay. Landlord shall not be responsible in any manner for the adequacy, suspension, interruption, or curtailment of any services to the Premises, regardless of the cause thereof, and, no such suspension, interruption or curtailment shall give rise to any claim for abatement or other compensation to Tenant from Landlord, nor shall Tenant claim any direct or consequential damages on account thereof, nor shall this Lease or any obligation of Tenant hereunder be affected thereby, nor shall Tenant claim the same as a constructive eviction.

   3.3 NET LEASE. It is the intention of the parties that this Lease be absolutely net to Landlord. Except as otherwise provided in Article X regarding casualty, all costs, expenses and obligations of every kind relating to the Premises, whether usual or unusual, ordinary or extraordinary, foreseen or unforeseen, which may arise or become due during the Lease Term shall be paid by Tenant. Tenant's obligation to pay Rent is independent of any obligation of Landlord hereunder and shall be made without set-off, reduction or offset whatsoever, except as otherwise expressly provided herein.

   3.4 SECURITY DEPOSIT. Tenant agrees to deposit with Landlord, upon the execution of this Lease, the Security Deposit, as set forth in Subsection 1.1.14, as security for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease. If Tenant defaults in respect to any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, payment of the Annual Base Rent, and Additional Rent, Landlord may use, apply, or retain the whole or any part of said Security Deposit for the payment of any such Annual Base Rent and Additional Rent, or for any other sum which Landlord may expend or be required to expend by reason of Tenant's default, including without limitation any damages or deficiency in the reletting of the Premises, whether such damages or deficiency shall have occurred before or after any re-entry by Landlord. If any of the Security Deposit shall be so used, applied or retained by Landlord, at any time or from time to time, then Tenant shall promptly, in each such instance, upon the written demand therefor by Landlord, pay to Landlord such additional sum as may be necessary to restore the Security Deposit to the original amount set forth in Subsection 1.1.14.

   If Tenant shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant after all of the following have taken place: (a) the Lease Term has expired; (b) Tenant's removal of its property from the Premises; (c) the surrender of the Premises and vacation thereof by Tenant to Landlord in accordance with this Lease; and (d) all Rent owed pursuant to this Lease has been computed by Landlord and paid by Tenant.

   Landlord shall deliver the Security Deposit funds deposited hereunder by Tenant not theretofore expended pursuant to the terms and conditions of this Lease by Landlord to the transferee of Landlord's interest in the Buildings in the event that such interest is transferred, and thereupon Landlord shall be discharged from any further liability with respect to said Security Deposit.

   Tenant hereby agrees not to look to any Mortgagee as mortgagee, mortgagee in possession, or successor in title to the Premises for any Security Deposit required by Landlord hereunder, unless said sums have actually been received by said Mortgagee as security for Tenant's performance of this Lease. Notwithstanding the foregoing, Landlord shall use reasonable efforts to obtain from each Mortgagee during the Lease Term an agreement, for the benefit of Tenant, pursuant to which the Mortgagee agrees to remain responsible for the portion of the Security Deposit not theretofore expended pursuant to the terms and conditions of this Lease in the event of a foreclosure or deed in lieu of foreclosure or similar exercise of remedies by the Mortgagee and agrees to deliver the portion of the Security Deposit not theretofore expended pursuant to the terms and conditions of this Lease to any Successor (as defined in Section 15.2). Landlord further agrees that if a first Mortgagee requires that the Mortgagee hold the Security Deposit in order to accept responsibility for the Security Deposit, Landlord will cooperate with the Mortgagee by agreeing to the appropriate arrangements. Tenant also agrees to cooperate with any arrangements resulting from transfer of the Security Deposit to a Mortgagee.

   Subject to Landlord's right to draw upon the Security Deposit as herein provided, Landlord agrees to hold the Security Deposit in a segregated account. The account shall be in Landlord's name but specifically designate that the funds are being held by Landlord as Landlord under this Lease and subject to the rights of Tenant under this Lease, to the extent permitted by the account holder. Landlord shall notify Tenant of the account holder, name of the account and number of the account in which the Security Deposit is held from time to time. Except as otherwise required by law, Tenant shall not be entitled to, nor Landlord liable for, any interest on the Security Deposit, and any interest earned on the account shall at all times be the property of Landlord and may be withdrawn and expended as Landlord may elect from time to time.

   In the absence of evidence satisfactory to Landlord of any assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the Security Deposit to the original Tenant, regardless of one or more assignments of this Lease.

                ARTICLE IV - CONDITION OF PREMISES; COVENANTS

   4.1 CONDITION OF PREMISES. The Premises are leased to Tenant in an "as is" condition with all faults. Tenant acknowledges that it is currently occupying the Premises pursuant to a Lease with Metropolitan Life Insurance Company, as assigned to and assumed by Landlord, and has had full opportunity to inspect the Premises with such consultants as it deemed necessary, and to review and analyze
(a) any applicable laws, ordinances, rules or regulations of any governmental authority having jurisdiction over the Premises (collectively, "Legal
Requirements", which include, without limitation, the applicable zoning ordinances or by-laws, rules and regulations of the Town of Tewksbury, Massachusetts), and that neither Landlord nor any agent of Landlord has made or implied any warranties or representations as to the condition of the Premises, as to their sufficiency for Tenant's use or as to the conformity of the Premises or Tenant's use of the Premises with applicable Legal Requirements; (b) any covenants, conditions or restrictions of record that affect the Premises; or (c) the terms of any policy of insurance maintained or to be maintained by Tenant and applicable to (or affecting any condition, operation, use or occupancy of) the Premises or any part or parts thereof, or any requirement of the issuer of any such policy or any order, rule, regulation or other requirement of the National Board of Fire Underwriters or any other body exercising similar functions ("Insurance Requirements"). Tenant acknowledges that Landlord is leasing the Premises to Tenant, and Tenant is accepting and leasing the Premises from Landlord in its "as-is" condition as of the Lease Commencement Date, and, except as expressly provided in Section 4.2.3.1 below, Landlord shall have no obligation whatsoever to perform any work in or on the Premises including, without limitation, make any repairs or improvements to the Premises, prepare, or otherwise alter or improve the Premises for Tenant's continued occupancy of the Premises under the terms of this Lease.

   4.2 AFFIRMATIVE COVENANTS. Tenant covenants at its expense at all times during the Lease Term and such further time as Tenant occupies the Premises or any part thereof:

      4.2.1 PERFORM OBLIGATIONS. To perform promptly all of the obligations of Tenant set forth in this Lease; and to pay when due all Rent, including, without limitation, the Base Rent and Additional Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

      4.2.2 USE. To use and occupy the Premises solely for the Permitted Uses and for no other use or purpose. Tenant shall not use or occupy the Premises for any unlawful purpose or in any manner that will be inconsistent with any certificate of occupancy applicable from time to time to the Premises or the Buildings or any part thereof, or that will constitute waste or nuisance. Landlord recognizes that Tenant may obtain a new certificate or certificates of occupancy or modifications or amendments to the certificate or certificates of occupancy applicable to the Premises from time to time consistent with the Permitted Uses.

      4.2.3 REPAIR AND MAINTENANCE. Except as otherwise provided in Article X, to put and keep each and every part of the Premises, including, without limitation, the structural and nonstructural portions of the Buildings and all systems and systems components, in good operating condition and repair. Notwithstanding the foregoing, Tenant's obligations shall include, without limitation: (i) subject to the provision of Subsection 4.2.3.1 below, regular maintenance of the roofing system and roof deck, membrane assembly, flashing, roof insulation assembly, hatches, sleeves, vent and drain fixtures and all plumbing, heating, ventilating, air conditioning, mechanical and electrical systems, installations and facilities therein, including, without limitation, exterior and interior glass; (ii) replacement of footings, foundations, floor slabs, columns, girders, load bearing and non-load bearing exterior walls, and the roofing system and its components; (iii) repair and maintenance of easements or other appurtenant rights that benefit or burden the Premises as required pursuant to any recorded documents evidencing such easements or rights; (iv) replacement of Building components and systems and components of Building systems no later than the end of their reasonably anticipated useful lives with systems of comparable or better quality, including, without limitation, all plumbing, heating, ventilating, air conditioning, mechanical and electrical systems; (v) maintaining the Buildings' shells in weather tight condition and maintenance of the Buildings' exteriors in a manner consistent with a first-class office-industrial park; (vi) keeping reasonably free of snow and ice the roofs and all surfaced roadways, walks, parking and loading areas and easements or other appurtenant rights that benefit or burden the Premises, and repairing or resurfacing paved areas to maintain them in a good condition. Tenant shall make all repairs and replacements, whether foreseen or unforeseen, ordinary or extraordinary, and do all other work necessary for the foregoing purposes. Tenant acknowledges that, except as specifically provided in Subsection 4.2.3.1 below, Landlord shall have no obligation to effect any repair, replacement or maintenance of all or any part of the Premises whatsoever.

         4.2.3.1 ROOF REPAIR AND REPLACEMENT OBLIGATIONS. Without limiting any other term of this Lease, Landlord agrees to replace the roof, including all roof covering and components if and when necessary, provided however that upon the execution of this Lease Tenant shall at its sole cost and expense, institute and maintain a program of regular maintenance and repair work for the roof, which shall include, without limitation, annual visual inspections of the roof by Tenant's roofing contractor (without the requirement of infrared or other testing), copies of which annual inspection reports shall be promptly delivered to Landlord; and Tenant shall perform all work reasonably necessary to maintain the roof in good repair and condition, including, without limitation, any repair work recommended by the roofing contractor following each annual inspection. Tenant further acknowledges and agrees that Landlord shall have the right from time to time, but not more frequently than annually, to have the roof inspected at Landlord's expense, to determine if Tenant is complying with its maintenance and repair obligations hereunder.

      4.2.4 COMPLIANCE WITH LEGAL REQUIREMENTS. At its own cost and expense, to promptly observe and comply with all Legal Requirements and Insurance Requirements and, to make such alterations, additions, improvements and/or renovations to the Buildings or the Premises as may be necessary to maintain the same in compliance with such Legal Requirements and Insurance Requirements. All work performed by Tenant in order to meet its requirements hereunder shall conform to the requirements of Subsection 4.3.2. Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this Subsection
   4.2.4. The parties acknowledge that the Americans With Disabilities Act of 1990(42 U.S.C.Sec.12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements under Title III of the ADA ("Title III") pertaining to business operations, accessibility and barrier removal, and that such requirements may be unclear and may or may not apply to the Premises depending on, among other things:
   (a) whether Tenant's business operations are deemed a "place of public accommodation" or a "commercial facility", (b) whether compliance with such requirements is "readily achievable" or "technically infeasible", and (c) whether a given alteration affects a "primary function" or triggers so-called "path of travel" requirements. Tenant shall be responsible for all Title III compliance and costs in connection with the Premises, including any leasehold improvements or other work to be performed in the Premises under or in connection with this Lease, and any so-called Title III "path of travel" requirements triggered by any construction activities or alterations in the Premises. Tenant shall be solely responsible for all requirements under the ADA relating to the Premises, including, without limitation, requirements under Title I of the ADA pertaining to Tenant's employees.

      4.2.5 PAYMENT FOR TENANT'S WORK. To pay promptly when due the entire cost of any work to the Premises undertaken by Tenant and to remove by payment or by filing any bond required by law within ten (10) days after notice thereof all liens for labor and materials; to procure all necessary permits before undertaking such work; to do all of such work in a good and workmanlike manner, employing new materials of first class quality and complying with all Legal Requirements and Insurance Requirements and to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work.

      4.2.6 INDEMNITY. To assume exclusive control of the Premises, and all tort liabilities incident to the control or leasing thereof, and to defend, indemnify and save Landlord, any Mortgagee and any of their respective partners, shareholders, officers, directors, employees, agents and contractors harmless from all injury, loss, claim or damage to or of any person or property while on the Premises however arising, unless such injury, loss, claim or damage was occasioned by the negligence or willful misconduct of Landlord or any agent, servant or contractor of Landlord, and except as otherwise expressly provided in Subsection 4.2.10.

      4.2.7 LANDLORD'S RIGHT TO ENTER. To permit Landlord and its agents to enter into and examine the Premises subject to Tenant's reasonable security regulations at reasonable times during business hours and upon not less than twenty-four (24) hours' prior notice. Notwithstanding the foregoing, in the event of an emergency, Landlord or its agents may enter the Premises at any time without prior notice to Tenant.

      4.2.8 PERSONAL PROPERTY AT TENANT'S RISK. That all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord.

      4.2.9 YIELD UP. At the expiration of the Lease Term or upon the earlier termination of this Lease, to surrender all keys to the Premises, to remove all of its trade fixtures and personal property in the Premises, to repair all damage caused by such removal and the removal of any Alterations (hereinafter defined) that Tenant removes pursuant to Section 4.3 and to yield up the Premises, broom-clean and in good operating condition and repair, reasonable use and wear and tear from the last repair, maintenance or replacement required by Section 4.2.3 excepted. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises and for use and occupancy during the period after the expiration of the Lease Term and prior to its performance of its obligations under this Subsection 4.2.9. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure and delay in surrendering the Premises as above provided. Notwithstanding anything herein to the contrary, Tenant shall not be required to remove any Alterations (as defined in Subsection 4.3.2) or other improvements to the Premises made by Tenant during the Lease Term which have been approved by Landlord pursuant to Subsection
   4.3.2 herein, unless Landlord, in connection with such approval, required that such Alterations or improvements be removed at the expiration or earlier termination of this Lease.

      4.2.10 HAZARDOUS MATERIALS. Not to cause or permit any Hazardous Materials to be used, stored, generated or released or disposed of on or in the Premises by Tenant, Tenant's agents, employees or contractors, or any party claiming by, through or under Tenant, without obtaining Landlord's prior written consent, provided that Tenant may use and store incidental amounts of
   (a) Hazardous Materials as customarily found in office buildings and (b) Hazardous Materials listed on Exhibit B attached hereto and made a part hereof and customarily used for cleaning and lubricating Tenant's equipment, in each case so long as Tenant complies with all provisions of this Subsection 4.2.10. Landlord's consent to the use and storage of additional Hazardous Materials shall not be unreasonably withheld or delayed, so long as the additional Hazardous Materials are reasonably necessary for the operation of Tenant's business in the Premises, the use and storage of the additional Hazardous Materials will be limited to reasonable amounts and the use or storage of the additional Hazardous Materials is not anticipated by Landlord in Landlord's reasonable discretion to have a material adverse affect on the value of the Premises. Any use, storage, generation or disposal of Hazardous Materials shall comply with all applicable federal, state and local laws and regulations and Insurance Requirements. For purposes of this Lease, the term "Hazardous Materials" means any chemical, substance, waste, material, gas or emission which is deemed hazardous, toxic, a pollutant, or a contaminant under any statute, ordinance, by-law, rule, regulation, executive order or other administrative order, judgment, decree, injunction or other judicial order of or by any governmental authority, now or hereafter in effect, relating to pollution or protection of human health or the environment. By way of illustration and not limitation, "Hazardous Materials" includes asbestos, radioactive materials, and "oil," "hazardous materials," "hazardous waste," "hazardous substance" and "toxic material" as defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as amended, and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as amended, the regulations promulgated thereunder, and Massachusetts General Laws, Chapter 21C and Chapter 21E and the regulations promulgated thereunder.

      If Tenant or Tenant's agents, employees or contractors, or any party claiming by, through or under Tenant, use, store, generate or dispose of Hazardous Materials on or in the Premises, or if the Premises become contaminated in any manner after the Lease Commencement Date, except as expressly hereinafter provided in this Subsection 4.2.10, Tenant shall indemnify, defend and hold harmless Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses arising during or after the Lease Term and arising as a result of such contamination. This indemnification includes, without limitation, any and all costs incurred due to any investigation or testing of the site or any cleanup, testing, removal or restoration mandated by a federal, state or local agency or political subdivision or any Lender. Without limitation of the foregoing, if Tenant or Tenant's agents, employees, or contractors, or persons claiming by, through or under Tenant causes the presence of any Hazardous Materials on the Premises and such results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Materials on the Premises. Except in the case of an emergency, Tenant shall first obtain Landlord's approval for any such remedial action, which approval shall not be unreasonably withheld or delayed and which in any event shall be granted if the regulatory authorities with jurisdiction have approved the proposed remedial action.

      Tenant shall notify Landlord immediately upon its receipt of notice, whether written or verbal, or other actual knowledge, of any alleged release or discovery of Hazardous Materials on or about the Premises, or the potential or actual migration of Hazardous Materials onto the Premises. Notwithstanding the other provisions of this Lease regarding notice, in addition to giving Landlord written notice of an alleged release or discovery of Hazardous Materials on or about the Premises, Tenant shall also give telephonic notice to such individual, employee or agent of Landlord as Landlord may designate in writing to Tenant from time to time and to any environmental consultant of Landlord's of which Landlord may give Tenant notice from time to time.

      If the presence of any Hazardous Materials for which Tenant has indemnified Landlord is required to be investigated, removed or remediated, or be subject to any other action under applicable Legal Requirements, Tenant shall at its sole expense promptly undertake such investigation, removal or remediation or other action and shall perform the same in accordance with all applicable legal requirements and, to the extent consistent with Legal Requirements, any accepted and relevant industry practices; provided that Landlord's approval of such action shall first be obtained, which approval shall not be unreasonably withheld or delayed.

      Notwithstanding the foregoing provisions of this Subsection 4.2.10 or the provisions of Subsection 4.2.6, Tenant's obligation to indemnify, defend and hold harmless Landlord shall not extend to any injury, loss, claim, damage, fine, judgment, penalty, cost or liability arising as a result of:

      (a) contamination of the Premises by Hazardous Materials caused by Landlord;

      (b) Hazardous Materials existing on or about the Premises prior to the Lease Commencement Date as a result of the act or omission of any party other than Tenant, its employees, agents, contractors or invitees ("PRE-EXISTING HAZARDOUS MATERIALS"); or

      (c) Hazardous Materials migrating or being released onto the Premises from off the Premises, in either case as a result of the act or omission of any party other than Tenant, its employees, agents, contractors or invitees ("OFF-SITE HAZARDOUS MATERIALS");

   and, in the case of Pre-Existing Hazardous Materials or Off-Site Hazardous Materials, provided that Tenant gives prompt notice to Landlord of the existence, release or migration of the Pre-Existing Hazardous Materials or Off-Site Hazardous Materials upon Tenant's obtaining actual knowledge of such existence, release or migration as hereinabove provided (but Tenant shall not be obligated to search any government records or perform any physical or other investigations to determine the existence of any Pre-Existing Hazardous Materials or Off-Site Hazardous Materials). In addition, in an emergency with respect to Pre-Existing Hazardous Materials or Off-Site Hazardous Materials, Tenant shall take such commercially reasonable steps during the period of time that it should reasonably take Landlord to respond to the emergency after receiving Tenant's telephonic notification of Pre-Existing Hazardous Materials or Off-Site Hazardous Materials as are minimally necessary to contain the release or migration of Pre-Existing Hazardous Materials or Off-Site Hazardous Materials and to prevent Pre-Existing Hazardous Materials or Off-Site Hazardous Materials entering the Premises or to limit contamination of the Premises by Pre-Existing Hazardous Materials or Off-Site Hazardous Materials; but in no event shall Tenant's obligation with respect to Pre-Existing Hazardous Materials or Off-Site Hazardous Materials include the obligation to notify or make any filing with any governmental authority or agency or to undertake any remediation other than temporary, interim steps to contain or limit contamination during the period reasonably required for Landlord to respond to the emergency.

      The provisions of this Subsection 4.2.10 shall survive the expiration or termination of this Lease.

      4.2.11 SAFETY APPLIANCES; LICENSES. To keep the Premises equipped with all safety appliances (such as, without limitation, fire extinguishers) required by law or ordinance or any other regulation of any public authority because of the particular manner of use made by Tenant of the Premises, and to procure all licenses and permits so required because of Tenant's particular manner of use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any the Permitted Uses.

      4.2.12 PERSONAL PROPERTY TAXES. To pay, on or before the due date thereof, all taxes charged, assessed or imposed upon the personal property (including, without limitation, fixtures and equipment) of Tenant in or upon the Premises.


   4.3 NEGATIVE COVENANTS. Tenant covenants at all times during the Lease Term, and such further time as Tenant occupies the Premises or any part thereof:

      4.3.1 OVERLOADING, NUISANCE, ETC. Not to injure, overload, deface or otherwise harm the Premises; nor commit any nuisance; nor make, allow or suffer any waste; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate any insurance.

      4.3.2 INSTALLATION, ALTERATIONS OR ADDITIONS. Not to make any alteration, addition, improvement and/or renovation to the Buildings or Premises desired to be made by Tenant or required hereunder to be made by Tenant, whether in preparation for the initial occupancy of the Premises by Tenant or at any time thereafter during the Lease Term (any such alteration, addition, improvement and/or renovation, an "Alteration") that is structural or costs one hundred thousand dollars ($100,000) (adjusted to reflect any increase or decrease in the CPI from the date of this Lease) or more, without on each occasion obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Except as set forth in Section 16.18 below, notwithstanding anything herein to the contrary, Landlord shall have no obligation to approve or be reasonable with respect to its approval of any Alteration which affects the structure or exterior of the Buildings, which reduces or enlarges the gross leasable area of the Buildings or which adversely affects the value of the Buildings or is not readily adaptable to normal office, research and development or light manufacturing use. All Alterations shall become part of the Premises upon expiration or earlier termination of this Lease, unless they are not consistent with the use of the Premises for the Permitted Uses by a future occupant and Landlord specifies the same for removal at the time Landlord grants approval of the Alterations. Before any Alteration is commenced, Tenant shall (i) secure all necessary licenses, permits and approvals required from any applicable governmental authorities required by applicable Legal Requirements for the Alterations and furnish copies thereof to the Landlord; (ii) deliver to Landlord a copy of the plans and specifications for the alterations and a statement of the names of all its proposed contractors and the estimated cost of all labor and materials to be furnished by them; and (iii) carry or cause each contractor to carry the following insurance:

         4.3.2.1 Worker's compensation and occupational disease insurance with statutory limits;

         4.3.2.2  Employer's liability insurance with a limit of $500,000;

         4.3.2.3 Commercial general liability insurance, including personal injury and property damage, in the amount of a combined single limit of not less than $1 million each occurrence, $5 million in the aggregate. Coverage must also include independent contractors and contractual liability coverage. Landlord and any Mortgagee of Landlord of which Tenant has notice shall be named as additional insureds with respect to any claim made with respect to the Premises;

         4.3.2.4 Comprehensive automobile liability insurance including single injury and property damage in the amount of a combined single limit of $1 million each occurrence. Coverage must include owned, leased, hired and non-owned vehicles; and

         4.3.2.5 All-risk installation floater insurance to protect Landlord's interest and that of Tenant, contractors and subcontractors during the course of the construction of any alterations or improvements with limits not less than the amount of the cost of the work.

      All such insurance shall be written in companies approved by Landlord. Tenant shall deliver to Landlord certificates of all such insurance prior to the commencement of such work. Tenant shall indemnify, defend and hold harmless Landlord from and against any and all liability, damage, penalties or judgments in, from and against any claims, actions, proceedings and expenses and costs in connection therewith, including reasonable attorneys' fees arising out of or resulting from any Alterations. Tenant agrees to pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees or independent contractors and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises. Landlord's consent to any Alterations shall not be deemed to be an agreement or consent by Landlord to subject Landlord's interest in the Premises to any mechanic's or materialmen's lien which may be filed in respect of any such Alterations made by or on behalf of Tenant. If any mechanic's or materialmen's lien is filed against the Premises or any portion thereof or interest therein for work claimed to have been done for, or materials claimed to have been furnished to Tenant, such lien shall be discharged by Tenant within ten (10) days after the earlier of the time that Tenant receives notice or otherwise obtains actual knowledge of such lien, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law. Tenant shall notify Landlord promptly of the attachment of any lien against all or any portion of the Premises or Tenant's interest therein of which Tenant has knowledge. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge the same and treat the cost thereof as Additional Rent payable with the monthly installment of rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging the same. Any alterations costing in excess of $750,000 (as adjusted to reflect any increase or decrease in the CPI from the date of this Lease) shall be performed under a written construction contract providing for payment, performance and lien bonds in the full amount of the contract sum. All contractors used by Tenant to perform any Alterations shall be duly licensed by all applicable jurisdictions within which all or any part of the Premises is located.

      Within forty-five (45) days after completion of any Alterations, Tenant shall provide "as-built" plans and specifications for such Alterations to Landlord.

      All Alterations which Landlord has designated for removal by Tenant pursuant to this Subsection 4.3.2 shall be removed by Tenant, except that, if after having so designated an Alteration for removal, Landlord thereafter gives notice to Tenant at least six months before the expiration of the Lease Term that Landlord would be willing to let such Alteration remain after the expiration of the Lease Term, Tenant may elect whether to remove such Alteration or leave it as part of the Premises upon the expiration of the Lease Term. Tenant shall repair all damage caused by such removal.

                    ARTICLE V - ASSIGNMENT AND SUBLETTING

   5.1 GENERAL PROHIBITION OF ASSIGNMENT AND SUBLETTING. Except as hereinafter provided, Tenant shall not, without the prior written consent of Landlord, which Landlord may withhold in its sole discretion, assign, mortgage, pledge, or otherwise transfer or encumber this Lease or its interest therein, in whole or in part, or permit the assignment or transfer of this Lease or the right of occupancy thereunder by operation of law or otherwise. Furthermore, if at any time during the Lease Term, Tenant is (a) a corporation (excluding a corporation the outstanding voting stock of which is listed on a recognized securities exchange) or a trust (whether or not having shares of beneficial interest) and there shall occur any change in the identity of any of the persons then having power to participate in the election or appointment of the directors, trustees or other persons exercising like functions and managing the affairs of Tenant, or (b) a partnership or association or otherwise not a natural person (and is not a corporation or a trust) and there shall occur any change in the identity of any of the persons who then are members of such partnership or association or other entity or who comprise Tenant, such change in identity shall constitute an assignment of this Lease for all purposes hereunder.

   Notwithstanding the foregoing, Tenant may assign its interest in this Lease to (i) any corporation or entity which is a successor to Tenant either by merger or consolidation, (ii) a purchaser of all or substantially all of Tenant's assets, or (iii) a corporation or other entity which shall (A) control, (B) be under the control of, or (C) be under common control with, Tenant (the term "control" as used herein shall mean ownership of more than fifty percent (50%) of the outstanding voting stock of a corporation, or other equivalent equity and control interest if Tenant is not a corporation) so long as (I) the principal purpose of such assignment is not the acquisition of Tenant's interest in this Lease (except if such assignment is made for a valid intracorporate business purpose to an entity described in clause (C) above) and is not made to circumvent the provisions of this Section 5.1, and (II) any such assignee shall have a net worth, determined in accordance with generally accepted accounting principles, consistently applied, after giving effect to such assignment, equal to or greater than Tenant's net worth, as so determined, on the Lease Commencement Date. Further notwithstanding the foregoing, Landlord shall not unreasonably withhold or delay its consent to an assignment of this Lease or a subletting of all or any portion of the Premises to a tenant whose credit, as determined by Landlord in its reasonable discretion, is at least as good as the credit of the original Tenant as of the execution of this Lease and who does not use materially more or different Hazardous Materials in the operations it intends to conduct on or about the Premises. With respect to any sublease or assignment, Tenant shall be obligated to pay Landlord as additional rent, fifty percent (50%) of any "Net Profit" received by Tenant. For purposes of the preceding sentence, "Net Profit" shall mean the excess of all rent and other consideration paid by such sublessee or assignee to Tenant over the sum of that portion of the rent and additional rent paid by Tenant to Landlord hereunder reasonably allocable to such subleased space or the Premises, as the case may be, and all out-of-pocket third party expenses reasonably incurred by Tenant for leasing commissions and leasehold improvements necessitated by such sublease (amortized over the term of the sublease or the lease, as applicable). Any attempted assignment, mortgage, pledge, transfer, or encumbrance by Tenant of this Lease or its interest herein contrary to the provisions of this Section 5.1 shall, at the option of Landlord, terminate this Lease, and Tenant shall remain liable for all Rent and other sums due under this Lease and all damages suffered by Landlord on account of such breach by Tenant.

   5.2 TERMS GOVERNING ASSIGNMENTS AND SUBLEASES. Any assignment of this Lease or subletting of the Premises is subject to all of the terms, covenants and conditions of this Lease, including, without limitation, the provisions of this
Article V relating to the assignment of this Lease (which shall also govern in the case of the assignment of any sublease by such subtenant) and the subletting of the Premises. Tenant shall reimburse Landlord as Additional Rent, for Landlord's reasonable legal fees and disbursements and other expenses incurred in connection with any request by Tenant to assign or sublet, promptly following Landlord's demand therefor.

   5.3 NO WAIVER OR RELEASE. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from its primary liability for the performance of all covenants and obligations to be performed by Tenant under this Lease nor as limiting or affecting in any way any of Landlord's rights or remedies, including, without limitation, its rights and remedies under Article XII, nor shall the collection or acceptance of Rent from any assignee, transferee or subtenant constitute a waiver or release of Tenant from any such primary liability, which following any assignment, transfer or sublease shall be joint and several with the assignee, transferee or sublessee, as the case may be. Landlord's consent to any assignment or subletting shall not be construed as relieving Tenant from the obligation of complying with the provisions of Section 5.1 hereof, as applicable, with respect to any subsequent assignment or subletting.

                      ARTICLE VI - SIGNS AND FURNISHINGS

   6.1 SIGNAGE. No sign, advertisement or notice (hereinafter "sign") shall be inscribed, painted, affixed or otherwise displayed by Tenant on any part of the exterior or the interior of the Building, or on the Premises, unless any such sign has been approved in writing by Landlord. Landlord's approval shall not be unreasonably withheld or delayed and shall not be withheld if the sign is reasonably consistent with signs used on similarly situated buildings and land and complies with all applicable Legal Requirements.

   6.2 FLOOR LOAD; DELIVERIES. Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment, supplies, fixtures and other concentrated loads, which, if allowed by Landlord, shall be installed in such manner as to distribute their weight adequately. Any and all damage or injury to the Premises or the Building caused by moving the same in or upon the Premises shall be repaired by and at the sole cost and expense of Tenant.

                       ARTICLE VII - ENTRY BY LANDLORD

   Tenant will permit Landlord, its agents or representatives to enter the Premises at all reasonable times following reasonable advance notice (or at any time in cases of emergency and without advance notice in such cases) to examine, inspect (including without limitation, at Landlord's sole election, to conduct periodic environmental audits of the Premises) and protect the Premises and the Building, to exercise any rights or perform any obligations pursuant to this Lease, or to show the same to prospective tenants of the Premises during the last year of the Lease Term and to prospective purchasers and Mortgagees at all reasonable times. In connection with any such entry, Landlord shall endeavor to minimize the disruption to Tenant's use of the Premises.

                   ARTICLE VIII - INTERRUPTION OF SERVICES

   Landlord shall not have any liability to Tenant whatsoever as result of Landlord's failure or inability to perform any other covenant or duty to be performed by Landlord hereunder by reason of any so-called force majeure cause reasonably beyond Landlord's control, including, without limitation, acts of God, casualty, strikes, scarcity of labor or materials, governmental requirements or the like. Any such failure or inability due to force majeure causes to perform the covenants or duties required hereunder shall not be considered an eviction, actual or constructive, of Tenant from the Premises and shall not entitle Tenant to terminate this Lease nor to any abatement of Rent payable hereunder nor Tenant to claim any direct, indirect or consequential damages on account thereof.

                      ARTICLE IX - LIABILITY OF LANDLORD

   9.1 LIMITATION OF LIABILITY. Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, or guests for any damage, injury, loss, compensation, or claim (including, but not limited to, claims for the interruption of or loss to Tenant's business) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, repairs to any portion of the Building or the Premises, any fire, robbery, theft, mysterious disappearance and/or any other crime or casualty, or any leakage in any part or portion of the Premises or the Building, or from water, rain or snow that may leak into, or flow from any part of the Premises or the Building, or from drains, pipes or plumbing fixtures in the Building, unless due to the gross negligence or willful misconduct of Landlord. Any goods, property or personal effects stored or placed by Tenant or its employees in or about the Premises shall be at the sole risk of Tenant, and Landlord shall not in any manner be held responsible therefor. Notwithstanding the foregoing, Landlord shall not be released from liability for any injury, loss, damages or liability to the extent arising from any gross negligence or willful misconduct of Landlord, its servants, employees or agents acting within the scope of their authority on or about the Premises; provided, however, that in no event shall Landlord, its servants, employees or agents have any liability to Tenant based on any loss with respect to or interruption in the operation of Tenant's business.

   9.2 NO RIGHT OF SET-OFF. In the event that Tenant shall have a claim against Landlord, at any time during the Lease Term, Tenant shall not have the right to deduct the amount allegedly owed to Tenant from any Rent or other sums payable to Landlord, it being understood that Tenant's sole remedy for recovering upon such claim shall be an independent action against Landlord.

   9.3 NONRECOURSE. In the event Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall be limited to Landlord's then interest in the Property. In no event shall any partner, officer, director, trustee, stockholder, employee or beneficiary of Landlord or any other person be held to have any personal liability for satisfaction of any claims or judgments that Tenant may have against Landlord and Tenant may not look to any other assets of Landlord or any beneficiary of Landlord.

                      ARTICLE X - DAMAGE OR DESTRUCTION

   10.1 RESTORATION OR TERMINATION. If, during the Lease Term, the Premises or the Building is totally or partially damaged or destroyed, rendering the Premises totally or partially inaccessible or unusable, Tenant shall, at its sole cost and expense, promptly and diligently restore and repair the Premises and the Building, as the case may be, to their condition immediately prior to the damage or destruction; provided, however, if such damage or destruction is caused by a risk insured against under Section 3.2.2 above and is not reasonably susceptible of being repaired or restored within twelve (12) months after the occurrence of such damage or destruction (taking into account the time needed for removal of debris, preparation of plans and issuance of all required governmental permits and a satisfactory settlement with any insurance companies involved) Landlord or Tenant may, within forty-five (45) days after the occurrence of such damage, terminate this Lease by giving notice of termination to the other and specifying in such notice the effective date of such termination, which shall not be less than thirty (30) nor more than ninety (90) days after the date of the notice. If this Lease is terminated pursuant to the preceding sentence, all Base Rent and Additional Rent payable hereunder shall be apportioned and paid to the date of such termination of this Lease, with respect to the entire Premises. If this Lease is not so terminated, there shall be no abatement of rent. Following any termination of this Lease as aforesaid, Tenant shall have no further rights or remedies as against Landlord pursuant to this Lease or otherwise. If this Lease is not terminated as a result of such damage, either pursuant to this Section or Section 10.3, this Lease shall continue in full force and effect, Tenant shall repair and restore the Premises as provided in this Section.

   Notwithstanding the foregoing, if, during the Lease Term, the Premises or the Building are totally or partially damaged or destroyed, and the damage or destruction occurs during the last year of the Lease Term, and Tenant has no remaining Extension Options or does not exercise any remaining Extension Options, at Tenant's election, subject to the approval of any Mortgagee, Tenant may limit repair and restoration to the repair and restoration necessary to preserve the remaining improvements and remedy any health or safety hazards, and Tenant shall not be obligated to further repair or restore the Premises, so long as the casualty is caused by a risk insured against under Section 3.2.2 above, Tenant has permitted Landlord to participate equally in the settlement with the insurer and has paid Landlord the amount of any deductible, Tenant has not expended more than a reasonable amount on securing the balance of the Premises and remedying health or safety hazards, and the balance of insurance proceeds are paid to Landlord.

   10.2 TENANT'S PERSONAL PROPERTY. If, during the Lease Term, the Premises or the Buildings are totally or partially damaged or destroyed, and this Lease is not terminated as provided in Section 10.1, Tenant shall, at its sole cost and expense, promptly and diligently repair or restore any trade fixtures, furnishings, equipment or personal property belonging to Tenant.

   10.3 RIGHT TO TERMINATE WITHIN LAST TWO YEARS OF LEASE TERM. Notwithstanding anything to the contrary contained herein, if, within the last two years of the Lease Term, the Building is damaged or destroyed due to a risk insured against under Subsection 3.2.2 above to such an extent that the costs of repairing and restoring such Building as reasonably estimated by Landlord would equal the replacement cost of the Building, Landlord or Tenant may, within forty-five (45) days after the occurrence of such damage, terminate this Lease by giving notice of termination to the other and specifying in such notice the effective date of such termination, which shall not be less than thirty (30) nor more than ninety
(90) days after the date of the notice; provided, however, that if Landlord gives Tenant such a termination notice, and Tenant has not exercised both of the Extension Options provided for by Section 2.4, the period for Tenant to exercise the next upcoming Extension Option shall be extended, if necessary, to commence on the date Tenant receives Landlord's termination notice, and if Tenant exercises the Extension Option within thirty (30) days after receiving Landlord's termination notice, the termination notice shall be of no force and effect. If this Lease is so terminated pursuant to this Section 10.3, the provisions of Section 10.1 regarding termination of this Lease shall apply. This right of termination shall be in addition to any other right of termination provided in this Lease.

   10.4 RESTORATION AS A RESULT OF MINOR LOSS. If, during the Lease Term, the Premises or the Building is partially damaged or destroyed by a risk covered by the insurance described in Subsection 3.2.2, and the total amount of loss does not exceed $50,000 (adjusted to reflect any increase or decrease in the CPI from the date of this Lease), subject to the consent of any Mortgagee, Tenant shall make the loss, and adjustment with the insurance company insuring the loss, and the proceeds shall be paid directly to Tenant for the sole purpose of repairing and restoring the Premises in accordance with Section 10.1.

   10.5 RESTORATION IN THE EVENT OF MAJOR DAMAGE. If, during the Lease Term, the Premises or the Building is totally or partially damaged or destroyed by a risk covered by the insurance described in Subsection 3.2.2, and the total amount of loss is $50,000 or more (adjusted to reflect any increase or decrease in the CPI from the date of this Lease), Landlord, Tenant and any first Mortgagee shall make the loss adjustment with the insurance company insuring the loss, and on receipt of the proceeds shall immediately pay them to the holder of any first Mortgage on the Premises, or, if there is then no first Mortgage on the Premises, an institutional lender doing business in Boston designated by Landlord in its reasonable discretion (such payee, the "INSURANCE TRUSTEE"). Tenant also shall deposit the amount of any deductible with the Insurance Trustee. The sums deposited with the Insurance Trustee shall be paid in installments by the Insurance Trustee to the contractor retained by Tenant as construction progresses, for payment of the costs of restoration. A customary retention fund shall be established that will be paid to the contractor upon completion of restoration, payment of all costs, expiration of all applicable lien periods, and proof the Premises are free of all mechanics' liens and lienable claims.

   Payments shall be made on presentation of certificates or vouchers from the architect or engineer retained by Tenant showing the amount due. If the Insurance Trustee, in its reasonable discretion, determines that the certificates or vouchers are being improperly approved by the architect or engineer retained by Tenant, the Insurance Trustee shall have the right to appoint an architect or engineer to supervise construction and to make payments on certificates or vouchers approved by the architect or engineer retained by the Insurance Trustee. The reasonable expenses and charges of the architect or engineer retained by the Insurance Trustee shall be paid by the Insurance Trustee out of the funds deposited with the Insurance Trustee.

   If the sums held by the Insurance Trustee are not sufficient to pay the actual cost of restoration, Tenant shall deposit the amount of the deficiency with the Insurance Trustee within twenty (20) days after request by the Insurance Trustee indicating the amount of the deficiency from time to time.

   Any sums not disbursed by the Insurance Trustee after restoration has been completed and final payment has been made to Tenant's contractor shall be delivered within fifteen (15) days (after demand made by either party on the Insurance Trustee, with a copy to Landlord's first Mortgagee), by the Insurance Trustee to Tenant, unless Landlord's first Mortgagee requires such sums to be paid to Landlord's first Mortgagee to reduce the amount secured. In that event, the Insurance Trustee shall pay the amount required to be paid to Landlord's first Mortgagee, and the remainder, if any, to Tenant. All actual costs and charges of the Insurance Trustee shall be paid by Tenant. If the Insurance
Trustee resigns or for any reason is unwilling to act or continue to act, Landlord shall substitute a new trustee in the place of the designated Insurance Trustee. The new trustee must be an institutional lender doing business in Boston. Both parties shall promptly execute all documents and perform all acts reasonably required by the Insurance Trustee to perform its obligations under this Section 10.5.

   10.6 INSURANCE UPON TERMINATION. In the event that this Lease is terminated as a result of any damage or destruction, any applicable insurance policy and all rights under it and all insurance proceeds shall be assigned and paid to Landlord or, at Landlord's election, the holder of a first Mortgage on the Premises, excluding, however, any proceeds payable with respect to Tenant's personal property or trade fixtures.

                          ARTICLE XI - CONDEMNATION

   11.1 TAKING. If the whole or a substantial part of the Premises (as hereinafter defined) shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), then this Lease shall terminate on the date title thereto vests in such governmental or quasi-governmental authority, and all Base Rent and Additional Rent payable hereunder shall be apportioned as of such date. If less than a substantial part of the Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including a sale thereof in lieu of such a taking), this Lease shall continue in full force and effect, but the Base Rent thereafter payable hereunder shall be equitably adjusted as of the date title vests in the governmental or quasi-governmental authority.

   For purposes of this Section 11.1, a "SUBSTANTIAL PART OF THE PREMISES" shall be considered to have been taken if there occurs a taking of more (a) than one-third of the usable floor area of the Building, or (b) more than one-third of the parking spaces, if alternate parking spaces sufficient to preserve at least two-thirds of the number of existing parking spaces cannot be located on the Premises.

   11.2 AWARDS. All awards, damages and other compensation paid by the condemning authority on account of such taking or condemnation (or sale under threat of such a taking) shall belong to Landlord; Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, damages and other compensation, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time reasonably request. Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of furnishings, equipment and trade fixtures installed in the Premises at Tenant's expense (but excluding any component of Tenant's Work and Improvements made to the Premises) and for relocation expenses, provided that such claim does not in any way diminish the award or compensation payable to or recoverable by Landlord in connection with such taking or condemnation.

                  ARTICLE XII - DEFAULT BY TENANT; REMEDIES

   12.1 DEFAULT. The occurrence of any of the following (whether or not the Lease Term shall have commenced) shall constitute an Event of Default under this
Lease:

            (a) if Tenant shall fail to pay when due any installment of Base Rent or Additional Rent; provided, however, that any such failure shall not constitute an Event of Default under this Lease so long as such failure shall not continue for more than ten (10) days after written notice from Landlord to Tenant; or

            (b) if Tenant shall violate or fail to perform any other term, condition, covenant or agreement to be performed or observed by Tenant under this Lease and such violation or failure shall continue for more than thirty
(30) days after written notice thereof from Landlord plus such additional time, if any, as is reasonably necessary to cure the default if it is of such a nature that it cannot reasonably be cured in thirty (30) days, which additional time may not exceed ninety (90) days, provided Tenant is diligently proceeding to cure such default at all times; provided, however, that if the violation or failure is a failure to repair or reconstruct the Premises, and Tenant is prevented from completing the cure within ninety (90) days due to labor strikes, shortages of materials beyond the reasonable control of Tenant, changes in legal requirements or an Act of God, Tenant shall have such further period of time to cure the default as is necessary as a result of the labor strike or materials shortage; or

            (c) if Tenant shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of Tenant or any of its debts under any law relating to bankruptcy, insolvency, reorganization, liquidation or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for Tenant or for all or any substantial part of its property; or

            (d) if any case, proceeding or other action against Tenant shall be commenced seeking to have an order for relief entered against Tenant as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of Tenant or any of its debts under any law relating to bankruptcy, insolvency, reorganization, liquidation or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for Tenant or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against Tenant or (ii) remains undismissed for a period of ninety (90) days.

   12.2 LANDLORD'S RIGHT TO TERMINATE. If an Event of Default should occur, then, in any such case, Landlord may, at any time while such Event of Default exists and without further notice, terminate this Lease by written notice to Tenant, specifying a date on which this Lease shall terminate, and this Lease shall thereupon come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Lease Term, and Tenant shall then quit and surrender the Premises to Landlord, it being understood, however, that Tenant shall remain liable as hereinafter provided. At any time after termination of this Lease pursuant to this Section 12.2 Landlord, without notice to Tenant, may store Tenant's removable fixtures, equipment and personal property, and those of any person claiming through or under Tenant, at the expense and risk of Tenant, and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

   12.3 RENT RESERVED. If this Lease is terminated under any of the provisions contained in Sections 12.1 and 12.2 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total Base Rent and Additional Rent reserved for the residue of the Lease Term, together with the value of all other considerations agreed to be paid or performed by Tenant for said residue, over the rental value of the Premises for said residue of the Lease Term. Tenant further covenants as an additional and cumulative obligation after any such ending to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with any amount paid to Landlord as compensation as in this Section 12.3 provided and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting; it being agreed by Tenant that Landlord (a) may relet the Premises or any part or parts thereof, for a term or terms which may, at Landlord's option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Lease Term and may grant such concessions and free rent as Landlord in its sole discretion considers advisable or necessary to relet the same and (b) may make such alterations, repairs and decorations in the Premises as Landlord in its sole discretion considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or its failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

   In lieu of any other damages for Tenant's breach and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this
Section 12.3, Landlord may, by notice to Tenant given at any time after this Lease is terminated under any of the provisions contained in Sections 12.1 or
12.2 or is otherwise terminated for breach of any obligation of Tenant, and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, (i) an amount equal to the aggregate of the Base Rent and Additional Rent with respect to the 24 month period ended next prior to such termination (or if an Event of Default occurs during the first two Lease Years, an amount equal to the aggregate of an annualized amount of Base Rent and Additional Rent accrued under this Lease in the first Lease Year) plus the amount of Base Rent and Additional Rent of any kind accrued and unpaid at the time of termination, (ii) less the amount of any recovery by Landlord under the foregoing provisions of this Section 12.3 up to the time of payment of such liquidated damages.

   12.4     BANKRUPTCY PROVISIONS.

      12.4.1 If Tenant shall become a debtor under Chapter 7 of the Bankruptcy Code and Tenant's trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may be made only if all of the provisions of Subsections 12.4.1 and 12.4.4 of this Section 12.4 are satisfied. If Tenant or Tenant's trustee shall fail to elect to assume this Lease within sixty (60) days after the filing of a petition, or such additional time as provided by the court within such 60-day period, this Lease shall be deemed to have been rejected. Immediately thereupon, Landlord shall be entitled to possession of the Premises without further obligation to Tenant or Tenant's trustee and this Lease shall terminate, but Landlord's right to be compensated for damages (including, without limitation, damages pursuant to Article XII), in any such proceeding shall survive.

      12.4.2 If a petition for reorganization or adjustment of debts is filed concerning Tenant under Chapter 11 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is transferred to Chapter 11, Tenant's trustee or Tenant, as debtor-in-possession, must elect to assume this Lease within the earlier of (i) confirmation of the plan and (ii) one hundred twenty (120) days from the date of the filing of the petition under Chapter 11 or such transfer thereto or Tenant's trustee or Tenant, as debtor-in-possession, shall be deemed to have rejected this Lease. If Tenant's trustee or Tenant, as debtor-in-possession, has failed to perform all of Tenant's obligations under this Lease within the time periods (excluding grace periods) required for such performance, no election by Tenant's trustee or by Tenant, as debtor-in-possession, to assume this Lease, whether under Chapter 7 or Chapter 11, shall be effective unless each of the following conditions has been satisfied:

      (a) Tenant's trustee or Tenant, as debtor-in-possession, has cured, or has provided Landlord with Assurance (hereinafter defined) that it will cure (i) all monetary defaults under this Lease within ten (10) days from the date of such assumption, and (ii) all nonmonetary defaults under this Lease within thirty (30) days from the date of such assumption; and

      (b) Tenant's trustee or Tenant, as debtor-in-possession , has provided Landlord with Assurance (as hereinafter defined) of the future performance of each of the obligations under this Lease of Tenant, Tenant's trustee or Tenant, as debtor-in-possession, and has (i) deposited with Landlord, as security for the timely payment of rent hereunder, an amount equal to one annual installment of Annual Base Rent which Tenant was obligated to pay to Landlord under this Lease during the Lease Year in which such default occurred, and (ii) paid in advance to Landlord Tenant's annual obligations for Additional Rent and all other monetary charges payable by Tenant under this Lease. The obligations imposed upon Tenant's trustee or Tenant, as debtor-in-possession, shall continue with respect to Tenant or any assignee of Tenant's interests in this Lease after the completion of bankruptcy proceedings.

   For purposes of this Subsection 12.4.2, Landlord and Tenant acknowledge that "Assurance" shall mean no less than: (i) Tenant's trustee or Tenant, as debtor-in-possession , has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administration expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease, and (ii) the Bankruptcy Court shall have entered an order segregating sufficient cash payment to Landlord, or Tenant's trustee or Tenant, as debtor-in-possession, or shall have granted a valid and perfected first lien and security interest and mortgage in property of Tenant, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of Tenant's trustee or Tenant, as debtor-in-possession, to cure defaults under this Lease, both monetary and nonmonetary, within the time period set forth above.

      12.4.3 If this Lease is assumed in accordance with the provisions of Subsection 12.4.2 and thereafter Tenant is liquidated or files or has filed against it a subsequent petition for reorganization or adjustment of debts under Chapter 11 of the Bankruptcy Code, Landlord may, at it's option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant notice of its election to so terminate within thirty (30) days after the occurrence of either of such events.

      12.4.4 If Tenant's trustee or Tenant, as debtor-in-possession, has assumed this Lease pursuant to the terms and provisions of Subsections 12.4.1 and
   12.4.2 of this Article for the purpose of assigning (or elects to assign) this Lease, this Lease may be so assigned only if the proposed assignee has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. Landlord shall be entitled to receive all cash proceeds of any such assignment. As used herein, "adequate assurance of future performance" shall mean that all of the following conditions have been satisfied:

      (a) the proposed assignee has furnished Landlord with either (i) a current financial statement audited by a certified public accountant indicating a net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance by such assignee of Tenant's obligations under this Lease, or (ii) a guaranty or guaranties in form and substance satisfactory to Landlord from one or more persons or entities with aggregate net worth which Landlord reasonably determines to be sufficient to assure the future performance by such assignee of Tenant's obligations under this Lease; and

      (b) Landlord has obtained all consents or waivers from others required under any lease, mortgage, financing agreement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

      12.4.5 When, pursuant to the Bankruptcy Code, Tenant's trustee or Tenant; as debtor-in-possession, shall be obliged to pay reasonable use and occupancy charges for the use of the Premises, such charges shall not be less than the Annual Base Rent which Tenant is obligated to pay to Landlord under this Lease, plus all additional Rent and all other monetary charges payable by Tenant under this Lease.

      12.4.6 Neither the whole nor any portion of Tenant's interest in this Lease or its estate in the Premises shall pass to any United States trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person of property of Tenant, unless Landlord shall have consented to such transfer in writing. No acceptance by Landlord of rent or any other payments from any United States trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord, nor shall it be deemed a waiver of Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

   12.5 CUMULATIVE REMEDIES. All rights and remedies of Landlord and Tenant set forth herein are in addition to all other rights and remedies available at law or in equity. All rights and remedies available hereunder or at law or in equity are expressly declared to be cumulative. The exercise by Landlord or Tenant of any such right or remedy shall not prevent the concurrent exercise of any other right or remedy hereunder or subsequent exercise of the same or any other right or remedy. No delay in the enforcement or exercise of any such right or remedy shall constitute a waiver of any default or Event of Default hereunder or of any of Landlord's or Tenant's rights or remedies in connection therewith. Landlord or Tenant shall not be deemed to have waived any default or Event of Default hereunder unless such waiver is set forth in a written instrument. If Landlord or Tenant waives in writing any default or Event of Default, such waiver shall not be construed as a waiver of any covenant, condition or agreement set forth in this Lease except as to the specific circumstances described in such written waiver.

   12.6 NO WAIVER. No waiver of any provision of this Lease shall be implied by any failure of Landlord or Tenant to enforce any remedy on account of the violation of such provision, even if such violation be continued or repeated subsequently. Neither the payment by Tenant of a lesser amount than the installments of Base Rent, or Additional Rent nor any endorsement or statement on any check or letter accompanying a check for payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy available to Landlord. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

   12.7 LANDLORD'S RIGHT TO SELF-HELP. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, following thirty (30) days prior written notice or such shorter period as may be necessary in the event of an emergency (which shall include, but not be limited to, the imminent lapse of any insurance policy required to be carried by Tenant under this Lease), but shall not be required to, make such payment or do such act. If Landlord elects to make such payment or do such act, all costs and expenses incurred by Landlord, plus interest thereon at the Rent Default Rate, from the date paid by Landlord to the date of payment thereof by Tenant, shall be immediately paid by Tenant to Landlord as Additional Rent. Landlord may, but is under no obligation to, apply any monies held by Landlord for Tenant's account, including, without limitation, the Security Deposit, in exercising its rights under this Section 12.7. The taking of any action by Landlord under this Section 12.7 shall not be considered as a cure of such default by Tenant or prevent Landlord from pursuing any remedy it is otherwise entitled to in connection with such default.

   12.8 LATE CHARGE. If Tenant fails to make any payment of Base Rent or any Additional Rent on or before the date ten (10) days after written notice from Landlord that such payment is due and payable, a late charge of four percent (4%) of the amount of such payment shall then be due and payable from Tenant to Landlord as Additional Rent. Notwithstanding the foregoing, in the event that Tenant fails to make any payment of Base Rent or any Additional Rent on or before the date ten (10) days after such payment is due and payable two times or more in any twelve month period, thereafter the late charge provided for by this Section shall be due and payable on any payment of Base Rent or any Additional Rent not paid on or before the date ten (10) days after such payment is due and payable. The late charge provided for by this Section is in addition to and not in lieu of any interest payable at the Rent Default Rate provided for by Section 3.1.

                         ARTICLE XIII - HOLDING OVER

   In the event that Tenant shall not immediately surrender the Premises on the date of the expiration of the Lease Term or the sooner termination of this Lease, Tenant shall, at Landlord's election exercised by giving notice to Tenant as described in the next following paragraph of this Article XIII, become a month-to-month tenant and shall be obligated to pay monthly installments of Base Rent and Additional Rent in an amount equal to one hundred fifty percent (150%) times the sum of the installment of Base Rent and Additional Rent payable during the last full calendar month of the Lease Term.

   If Landlord shall not have elected to make Tenant a month-to-month tenant, Landlord may, at any time prior to Landlord's giving notice to Tenant that Tenant has become a month-to-month tenant pursuant to the terms of this Article XIII, Landlord may exercise any and all rights and remedies under this Lease, at law or in equity to re-enter and take possession of the Premises. Until Tenant shall have either been evicted from the Premises or made a month-to-month tenant as aforesaid, Tenant shall be a tenant-at-will, subject to all the terms, conditions, covenants and agreements of this Lease which would have applied in the case of a month-to-month tenancy except Tenant's monthly rental obligations shall be prorated on a daily basis. Nothing herein contained is intended to limit any rights of Landlord under Article XII or otherwise, including, without limitation, Landlord's right to be indemnified against and reimbursed for, in addition to all amounts otherwise required by the provisions of this Lease, the amount of all loss, cost and damage incurred by Landlord as a result of any holdover by Tenant, including, without limitation, all court and arbitration costs, attorneys' fees and expenses and any other expenses of litigation or arbitration plus any damages on account of inability to deliver possession of the Premises to any successor tenant.

                     ARTICLE XIV - COVENANTS OF LANDLORD

   14.1 QUIET ENJOYMENT. Landlord covenants that it has the right to make this Lease for the Lease Term and that if Tenant shall pay all Rent when due and punctually perform all the covenants, terms, conditions and agreements of this Lease to be performed by Tenant, Tenant shall, during the Lease Term, freely, peaceably and quietly occupy and enjoy the full possession of the Premises without hindrance from anyone claiming by, through or under Landlord, subject to all of the terms and provisions hereof.

                       ARTICLE XV - RIGHTS OF MORTGAGEE

   15.1 DEFINITION OF MORTGAGE. The term "Mortgage" shall mean any one or more mortgages, deeds of trust or ground lease interests which may now or hereafter affect Landlord's interest in the Premises and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

   15.2 LEASE SUBORDINATE-SUPERIOR. This Lease shall be subject and subordinate to any Mortgage now or hereafter encumbering the Property or any portion thereof, provided that the holder thereof enters into an agreement with Tenant by the terms of which the holder will agree not to disturb the rights of Tenant under this Lease and to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of the Premises by such holder through foreclosure proceedings or otherwise. In the event that the holder of a Mortgage (a "Mortgagee") or any purchaser at a foreclosure sale or otherwise (a "Successor") shall succeed to the interest of Landlord, then Tenant shall and does hereby agree to attorn to such Successor and to recognize such Successor as its landlord. A Successor shall not, except to the extent consented to in writing by itself or any predecessor Successor, be:

      (a) liable for any act or omission of a prior landlord (including Landlord); or

      (b) subject to any offset or defenses which Tenant might have against any prior landlord (including Landlord); or

      (c) bound by any Rent which Tenant might have paid more than 30 days in advance to any prior landlord (including Landlord) (except that nothing in this Section 15.2 shall be deemed to relieve Landlord of Landlord's obligation under Section 3.4); or

      (d) bound by any agreement or modification of this Lease made without the consent of the Successor; or

      (e) liable for any fact or circumstance or condition to the extent existing or arising prior to such Successor's succession to the interest of Landlord under this Lease and such Successor further shall not be liable except during the period of time, if any, during which such Successor is the owner of Landlord's interest in the Building and in any event only to the extent set forth in
               Section 9.3.

   Any claim by Tenant under this Lease against a Successor shall be satisfied solely out of such Successor's interest in the Property and Tenant shall not seek recovery against or out of any other assets of such Successor.

   Notwithstanding the foregoing, the holder of a Mortgage may at its election subordinate the same to this Lease without the consent or approval of Tenant. Any such Mortgage to which this Lease shall be subordinate may contain such terms, provisions and conditions as the holder reasonably deems usual or customary.

   This Section 15.2 shall be self-operative. Tenant agrees to execute and deliver promptly any appropriate instruments requested by Landlord or the holder of any Mortgage to carry out the subordination, nondisturbance and attornment agreements contained in this Section 15.2. Nothing in this Section 15.2 shall be deemed to relieve Landlord of Landlord's obligation under Section 3.4.

                       ARTICLE XVI - GENERAL PROVISIONS

   16.1 NO REPRESENTATIONS; NO MORTGAGE. Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promises with respect to the Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are being acquired by Tenant, except as herein expressly set forth. Landlord hereby represents and warrants to Tenant that as of the date of this Lease the Premises is not encumbered by any Mortgages.

   16.2 NO PARTNERSHIP OR JOINT VENTURE. Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of landlord and tenant.

   16.3 BROKERAGE. Landlord and Tenant each represent and warrant to the other that neither of them has employed or dealt with any broker, agent or finder other than Karen Carr and Ernest Barrueta of Peter Elliot, LLC (the "Broker") in carrying on the negotiations relating to this Lease. Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder (other than the Broker) engaged by Tenant or with whom Tenant has dealt. Similarly, Landlord shall indemnify and hold Tenant harmless from and against any claims asserted by any broker, agent or finder engaged by Landlord or with whom Landlord has dealt. The representations and warranties contained in this Section 16.3 shall survive any termination of this Lease. As between Tenant and Landlord, Landlord shall be responsible to pay any brokerage commission that may be due to the Broker in connection with the transactions described herein.

   16.4 ESTOPPEL CERTIFICATE. Tenant shall, at any time and from time to time, upon not less than ten (10) days prior written notice by Landlord, execute, acknowledge and deliver to Landlord an estoppel certificate containing such statements of fact as Landlord reasonably requests. Landlord shall, at any time and from time to time during the Lease Term, upon not less than ten (10) days prior written notice by Tenant, execute, acknowledge and deliver to Tenant an estoppel certificate (i) stating that this Lease is unmodified and in full force and effect, or so stating and specifying any modifications or exceptions; (ii) stating whether or not Tenant is delinquent or in default with respect to any payment of Base Rent; (iii) stating, to Landlord's actual knowledge, whether Tenant is in default with respect to payment of any Additional Rent or any other sum under this Lease; and (iv) stating the amount of the Security Deposit then held by Landlord.

   16.5 COST OF ENFORCEMENT. Landlord and Tenant shall each pay all reasonable costs and counsel and other fees incurred by the other in connection with the successful enforcement by the other from time to time of any obligation under this Lease.

   16.6 NOTICE. All notices or other communications required hereunder shall be in writing and shall be deemed duly given if delivered in person (with receipt therefor), if sent by reputable overnight delivery or courier service (e.g., Federal Express) providing for receipted delivery, or if sent by certified or registered mail, return receipt requested, postage prepaid, to the following address:

   To Tenant:           Avid Technology, Inc.
                        One Park West
                        Tewksbury, MA  01876
                        Attention:  General Counsel

   with a copy to:      Hale and Dorr
                        60 State Street
                        Boston, MA 02109
                        Attention: Katharine E. Bachman, Esq.

   To Landlord:         MGI One Park West, Inc.
                        c/o MGI Properties
                        30 Rowes Wharf
                        Boston, MA  02110
                        Attention:  Robert Ware, Executive Vice President

   with a copy to:      Goodwin, Procter & Hoar  LLP
                        Exchange Place
                        Boston, MA  02109
                        Attention:  Michael H. Glazer, P.C.

   Receipt of notice or other communication shall be conclusively established by either (i) return of a return receipt indicating that the notice has been delivered; or (ii) return of the letter containing the notice with an indication from the courier or postal service that the addressee has refused to accept delivery of the notice. Either party may change its address for the giving of notices by notice given in accordance with this Section.

   16.7 PARTIAL INVALIDITY. If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

   16.8 GENDER. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

   16.9 BIND AND INURE. The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective successors and assigns, subject to the provisions hereof restricting assignment or subletting by Tenant.

   16.10 ENTIRE AGREEMENT. This Lease contains and embodies the entire agreement of the parties hereto with respect to Tenant's leasehold estate hereunder and supersedes all prior agreements, negotiations and discussions between the parties hereto and any representation, inducement or agreement that is not contained in this Lease shall not be of any force or effect. This Lease may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto.

   16.11 APPLICABLE LAW. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

   16.12 HEADINGS. Article, Section and Subsection headings are used herein for the convenience of reference and shall not be considered when construing or interpreting this Lease. Any reference to an Article shall be deemed to include all Sections and Subsections in the Article, and any reference to a Section shall be deemed to include all Subsections in the Section. All references to "hereunder," "herein" or similar terms shall be deemed to be references to this entire Lease, unless the context clearly otherwise requires.

   16.13 NOT AN OFFER. The submission of an unsigned copy of this document to Tenant for Tenant's consideration does not constitute an offer to lease the Premises or an option to or for the Premises. This document shall become effective and binding only upon the execution and delivery of this Lease by both Landlord and Tenant.

   16.14 TIME IS OF THE ESSENCE. Time is of the essence of each provision of this Lease.

   16.15 MULTIPLE COUNTERPARTS. This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

   16.16 NOTICE OF LEASE. This Lease shall not be recorded. Upon the request of either party, the parties shall execute, in recordable form, a Notice of this Lease. If this Lease is terminated before the Lease Term expires, or without Tenant exercising one or both of its Extension Options, upon the request of either party, the parties shall execute, in recordable form, an instrument acknowledging the date of termination. Recordation costs shall be paid by the requesting party. The provisions of this Section shall survive expiration or earlier termination of this Lease.

   16.17 WAIVER OF JURY TRIAL. Landlord and Tenant hereby each waive trial by jury in any action, proceeding or counterclaim brought by either against the other, on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Premises.

   16.18 FUTURE DEVELOPMENT. Landlord and Tenant acknowledge that Tenant in the future may wish to expand the amount of building space available on the Land. Tenant acknowledges that, except as otherwise expressly provided in this Section 16.18, any further development on the Land is subject to all of the other terms and conditions of this Lease, including, but not limited to, Landlord's prior written consent pursuant to Subsection 4.3.2 regarding alterations and additions. Landlord makes no representations or warranties whatsoever with regard to the ability to expand the amount of building space available on the Land; without limiting the generality of the foregoing, Landlord makes no representations or warranties as to whether the physical conditions of the Land will support further development, whether further development is permitted pursuant to applicable Legal Requirements, or whether further development is or is not possible for any other reason.

   If Tenant wishes to expand the amount of building space available on the Land, Tenant shall so notify Landlord and provide Landlord with sufficiently detailed information to enable Landlord to determine whether to approve or disapprove the new development to the extent hereinafter provided and whether Landlord wishes to develop and/or finance the additional space or not. Tenant and Tenant's representatives shall meet and confer with Landlord and Landlord's representatives as may be reasonably necessary for Landlord to become fully informed regarding the new development desired by Tenant.

   So long as there is no outstanding Event of Default, Landlord's consent to a new building in the area heretofore discussed for that purpose by Landlord and Tenant, and



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
generally indicated on EXHIBIT E attached hereto and by this reference made a part hereof, shall not be unreasonably withheld or delayed, so long as the new building (x) is readily adaptable to normal office, research and development or light manufacturing use upon expiration of the term of the Lease, (y) does not adversely affect the value of the Premises, and (z) will be completed no later than three years prior to the expiration of the Initial Term or any Extended Term as to which Tenant has duly and validly exercised Tenant's Expansion Option; but Landlord's consent may be withheld in Landlord's sole discretion as to any expansion of any existing Building or any expansion of any new building.

   If Tenant expands the amount of building space available on the Land, Landlord may, but shall be under no obligation whatsoever to, (x) develop the new space on behalf of Tenant, or (y) finance construction of the additional space. Construction of any additional space shall be subject to all of the requirements of Article VI with respect to Tenant's Work, including, but not limited to, those with respect to approval of plans, except that if Landlord does not finance the construction, the requirements with respect to requisitions of Tenant's Allowance shall not apply. If Landlord agrees to finance Tenant's new building or expansion, Landlord's financing shall be funded on a similar basis to that provided in Article VI.

   If Tenant expands the amount of building space available on the Land, at any time prior to but no later than the commencement of work on the Premises, Tenant and Landlord shall enter into an amendment to this Lease reflecting the addition of the new building space to the Premises. Landlord acknowledges that the rental for the new building space will not include a component for the Land, since the Base Rent already includes the Land.

   16.19 EXHIBITS. This Lease includes and incorporates all Exhibits referred to hereby and attached hereto.

   EXECUTED under seal as of the date and year first set forth above.

                        LANDLORD:

                        MGI ONE PARK WEST, INC.

                        By:  /S/ ROBERT WARE
                        Name:  Robert Ware
                        Title:  Executive Vice President

                        TENANT:

                        AVID TECHNOLOGY, INC.

                        By:  /S/ C. EDWARD HAZEN
                        Name:  C. Edward Hazen
                        Title:  Treasurer

                    EXHIBIT A - LEGAL DESCRIPTION OF LAND


That certain parcel of registered land with the buildings thereon situated in Tewksbury, Middlesex County, Massachusetts, all more particularly shown as Lot 330 on Land Court Plan No. 27170-15 to which reference may be made for a more particular description and in deed to Landlord from Metropolitan Life Insurance Company dated March 6, 1996 and filed with the Middlesex North Registry District of the Land Court as Document No. 163228.

         EXHIBIT B - BROKERS' DETERMINATION OF PREVAILING MARKET RENT

   Where in the Lease to which this Exhibit is attached provision is made for the "Brokers' Determination" the following procedures and requirements shall apply:

   1. REQUEST. The party initiating the Brokers' Determination (the "Initiating Party") shall send a notice to the other party (the "Other Party") requesting the Brokers' Determination of the Prevailing Market Rent, which notice to be effective must (i) make explicit reference to the Lease, and (ii) include the name of a broker selected by the Initiating Party to act for the Initiating Party, which broker shall be affiliated with a major Boston commercial real estate brokerage firm selected by the Initiating Party and which broker shall have at least ten (10) years experience dealing in properties of a nature and type generally similar to the Buildings located in the Boston Suburban Market.

   2. RESPONSE. Within thirty (30) days after the Other Party's receipt of the Initiating Party's notice requesting the Broker Determination and stating the name of the broker selected by the Initiating Party, the Other Party shall give written notice to the Initiating Party of the Other Party's selection of a broker having at least the affiliation and experience referred to above.

   3. RENTAL VALUE DETERMINATION. Within thirty (30) days after the selection of the broker by the Other Party, the brokers so selected shall make a determination of the annual fair market rental value of the Premises for the period referred to in the Lease. Such annual fair market rental value determination shall take into account the condition of the Premises as required to be maintained in accordance with this Lease and the market rental rate for the time period such determination is being made for space in buildings of comparable condition and of equivalent quality, size, utility and location. The brokers shall advise Landlord and Tenant in writing by the expiration of said thirty
            (30) day period of the annual fair market rental value which as so determined shall be referred to as the Prevailing Market Rent.

   4. RESOLUTION OF BROKER DEADLOCK. If the Brokers are unable to agree on a determination of Prevailing Market Rent, then the brokers shall send a notice to Landlord and Tenant by the end of the thirty (30) day period for making said determination setting forth their individual determinations of Prevailing Market Rent. The Brokers then shall, within ten (10) days after such thirty
            (30) day period expires, jointly appoint an independent real estate broker or a consultant who also has at least the affiliation and experience referred to above and is not affiliated with either Landlord or Tenant (the "Arbiter"). The Brokers shall submit to the Arbiter their respective assessments of the Prevailing Market Rent, together with the supporting data that was used to calculate such assessments. Within twenty (20) days after the selection of the Arbiter, the Arbiter shall select the assessment which is closest to his/her determination of such Prevailing Market Rent, which assessment shall be the Base Rent for such Extended Term. The Arbiter's determination shall be binding on Landlord and Tenant and may be enforced by a court of competent jurisdiction.

   5. COSTS. Each party shall pay the costs and expenses of the broker selected by it and each shall pay one half (1/2) of the costs and expenses of the Arbiter.

   6. FAILURE TO SELECT BROKER OR FAILURE OF BROKER TO SERVE. If the Initiating Party shall have requested a Broker Determination and the Other Party shall not have designated a broker within the time period provided therefor above, then the Initiating Party's Broker shall alone make the determination of Prevailing Market Rent in writing to the Other Party and the Initiating Party within thirty (30) days after the expiration of the Other Party's right to designate a broker hereunder. In case of the inability or refusal to serve of any person designated as a broker, or in case any broker for any reason ceases to be such, a broker to fill such vacancy shall be appointed by Tenant, Landlord, the brokers first appointed or the said Greater Boston Real Estate Board, Inc., as the case may be, whichever made the original appointment, or if the person who made the original appointment fails to fill such vacancy, upon application of any broker who continues to act or by Landlord or Tenant such vacancy may be filled by the President of the Greater Boston Real Estate Board, Inc. or her/his designee, and any broker so appointed to fill such vacancy shall have the same standing and powers as though originally appointed.

                  EXHIBIT C - TENANT'S RIGHT OF FIRST OFFER

   Tenant shall have a right of first offer with respect to the Premises on the terms and conditions set forth in this Exhibit D (the "Right of First Offer").

   If at any time during the Lease Term, Landlord decides to sell the Premises, Landlord shall give Tenant notice (the "Landlord's Notice") of the sale price (the "First Offer Price") and payment terms on which Landlord will be willing to sell.

   If Tenant, within three (3) weeks after the receipt of a Landlord's Notice, agrees in writing to purchase the Premises for the First Offer Price on the payment terms stated in the Landlord's Notice, Landlord and Tenant promptly shall enter into a purchase and sale agreement acceptable to each in its reasonable discretion and close the sale of the Premises not later than one hundred twenty (120) days after the date of Tenant's notice to Landlord. If Tenant fails to close the purchase within such one hundred twenty (120) day period for any reason other than Landlord's default, the Right of First Offer automatically shall terminate and be of no further force or effect, but this Lease otherwise shall continue on all the other terms, covenants and conditions set forth in this Lease.

   If Tenant within two (2) weeks after the receipt of a Landlord's Notice, does not so agree in writing, Landlord thereafter may sell the Premises to any other party for a price which is not less than ninety percent (90%) of the First Offer Price and payment terms that are not materially more favorable to the purchaser than those set forth in the Landlord's Notice, free and clear of Tenant's Right of First Offer, and upon the closing of the sale to the other party, Tenant's Right of First Offer shall terminate and be of no further force or effect, but this Lease otherwise shall continue on all the other terms, covenants and conditions set forth in this Lease, and Tenant, upon request, shall provide to Landlord written confirmation duly executed in recordable form that confirms that Tenant's Right of First Offer does not apply to the sale and terminates upon closing of the sale; but if Landlord determines to sell the Premises for a price which is less than ninety percent (90%) of the applicable First Offer Price or on payment terms materially more favorable to the purchaser than those set forth in the Landlord's Notice, or if Landlord has not sold the Premises to another party within fifteen (15) months after Tenant receives a Landlord's Notice, Landlord shall be obligated to give Tenant a new Landlord's Notice prior to selling the Premises to another party, and Tenant's Right of First Offer shall apply to the sale.

   Landlord shall have the right to market the Premises to others prior to and during the two-week period for Tenant to respond to a Landlord's Notice, subject, however, to Tenant's Right of First Offer.

   Tenant's Right of First Offer shall not apply to any mortgage, deed of trust, ground lease or other financing of the Premises, to any transfer by foreclosure sale or deed in lieu of foreclosure, to any transfer for nominal or no consideration, to any transfer to a legal entity controlling, controlled by or under common control with Landlord, or to any transfer among family members, either outright or in trust.

                       EXHIBIT D - HAZARDOUS MATERIALS

                        Customary janitorial supplies

                     EXHIBIT E - LOCATION OF NEW BUILDING